UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 7, 2022, Nuvalent, Inc. (the “Company”) announced that, although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2021, it expects to report that it had cash, cash equivalents and marketable securities of approximately $288.4 million (unaudited) as of December 31, 2021. This amount is preliminary and unaudited, subject to the completion of the Company’s financial closing procedures, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2021, and its results of operations for the three months and year ended December 31, 2021. The audit of the Company’s consolidated financial statements for the year ended December 31, 2021, is ongoing and could result in changes to the information set forth herein.

The information in this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s estimated cash, cash equivalents and marketable securities as of December 31, 2021, and its expectations related thereto. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” or the negative of these terms and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on these statements.

Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including, without limitation, potential changes in estimated cash, cash equivalents and marketable securities based on the completion of financial closing procedures and release of complete fiscal 2021 results; and other risks described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of the date of this Form 8-K and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: January 7, 2022	By:	/s/ James R. Porter
James R. Porter
President and Chief Executive Officer